UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2010

MusclePharm Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53166	77-0664193
(State or Other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

4721 Ironton Street
Denver, Colorado 90839
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 210-7369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On December 21, 2010, Michael Shawn Wingate resigned from his position as Chief Operating Officer of MusclePharm Corporation (the “Company”).  His resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.  A copy of Mr. Wingate’s resignation letter is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Resignation Letter of Michael Shawn Wingate, dated as of December 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Date: December 22, 2010	By:	/s/ Brad Pyatt
Brad Pyatt
Chief Executive Officer